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                                                    MORGAN STANLEY BALANCED FUND
                                                    ITEM 77(O) 10F-3 TRANSACTIONS
                                                  AUGUST 1, 2009 - JANUARY 31, 2010

                                                                 AMOUNT     % OF    % OF
                                    OFFERING       TOTAL       OF SHARES  OFFERING  FUNDS
    SECURITY    PURCHASE/   SIZE OF PRICE OF     AMOUNT OF     PURCHASED PURCHASED  TOTAL
   PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS           BROKERS           PURCHASED FROM
--------------- ---------- -------- -------- ----------------- --------- --------- ------ -------------------------- ---------------
 First Energy    08/04/09       -- $ 99.998 $  600,000,000.00    10,000     0.00%  0.02%  Morgan Stanley, Barclays      Barclays
   Solutions                                                                                Capital, Credit Suisse,      Capital
  Corp. 6.050%                                                                               RBS, KeyBanc Capital
 due 8/15/2021                                                                            Markets, SunTrust Robinson
                                                                                            Humphrey, U.S. Bancorp
                                                                                            Investments, Inc., The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

   The Royal      08/18/09       -- $ 99.702 $2,000,000,000.00   100,000     0.00%  0.19%    RBS, Banc of America       Greenwich
    Bank of                                                                                Securities LLC, Deutsche      Capital
  Scotland PLC                                                                              Bank Securities, Morgan
   4.875% due                                                                                Stanley, J.P. Morgan,
   8/25/2014                                                                                Citi, Goldman, Sachs &
                                                                                           Co., Wachovia Securities

  Viacom Inc.     08/19/09       -- $ 99.247 $  250,000,000.00    15,000     0.00%  0.03%     Citi, Deutsche Bank        Deutsche
   5.625% due                                                                               Securities, RBS, Daiwa      Securities
   9/15/2019                                                                               Securities America Inc.,
                                                                                             Mizuho Securities USA
                                                                                            Inc., BNP PARIBAS, BNY
                                                                                            Mellon Capital Markets,
                                                                                              LLC, Mitsubishi UFJ
                                                                                              Securities, Scotia
                                                                                              Capital, Lloyds TSB
                                                                                               Corporate Markets

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    American      08/20/09       -- $ 99.904 $1,500,000,000.00    65,000     0.00%  0.08% Citigroup Global Markets,  Banc of America
    Express                                                                                   Inc., Credit Suisse
  Credit Corp.                                                                            Securities (USA) LLC, RBS
   5.125% due                                                                                Securities Inc., BNP
   8/15/2014                                                                              Paribas Securities Corp.,
                                                                                           Deutsche Bank Securities
                                                                                               Inc., J.P. Morgan
                                                                                               Securities Inc.,
                                                                                          Mitsubishi UFJ Securities
                                                                                             (USA) Inc., CastleOak
                                                                                          Securities L.P., Utendahl
                                                                                            Capital Partners, L.P.,
                                                                                             The Williams Capital
                                                                                                  Group, L.P.

   Yum Brands     08/20/09       -- $ 99.849 $     250,000,000    30,000     0.01%  0.06%    Goldman, Sachs & Co.,    Goldman Sachs
  Inc. 5.300%                                                                             Morgan Stanley, Citi, J.P.
 due 9/15/2019                                                                            Morgan, HSBC, Wells Fargo
                                                                                               Securities, Rabo
                                                                                          Securities USA, Inc., RBS,
                                                                                              Scotia Capital, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

   Avanlonbay     09/08/09       -- $ 99.896 $  250,000,000.00    40,000     0.01%  0.08%   Wells Fargo Securities,     JP Morgan
  Communities                                                                                LLC, Banc of America
  Inc. 6.100%                                                                             Securities LLC, Citigroup
 due 3/15/2020                                                                            Global Markets Inc., J.P.
                                                                                            Morgan Securities Inc.,
                                                                                             Morgan Stanley & Co.
                                                                                                 Incorporated

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   Prudential     09/10/09       -- $99.7676 $     900,000,000   115,000     0.01%  0.22% Banc of America Securities     Barclays
   Financial                                                                                 LLC, Barclays Capital       Capital
  Inc. 4.750%                                                                             Inc., Morgan Stanley & Co.
 due 9/17/2015                                                                            Incorporated, BNP Paribas
                                                                                            Securities Corp. Daiwa
                                                                                           Securities America Inc.,
                                                                                             HSBC Securities (USA)
                                                                                          Inc., RBS Securities Inc.,
                                                                                          Loop Capital Markets LLC,
                                                                                             Muriel Siebert & Co.,
                                                                                          Inc., Samuel A. Ramirez &
                                                                                              Company, Inc., The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

    Newmont       09/15/09       -- $ 98.808 $   1,100,000,000    85,000     0.00%  0.22% Deutsche Bank Securities,   Deutsche Bank
  Mining Corp.                                                                            UBS Investment Bank, Citi,
   6.250% due                                                                              Daiwa Securities America
   10/01/2039                                                                              Inc., HSBC, J.P. Morgan,
                                                                                           RBS, Scotia Capital, ANZ
                                                                                           Securities, BNP PARIBAS,
                                                                                             Mizuho Securities USA
                                                                                           Inc., BNY Mellon Capital
                                                                                              Markets, LLC, BBVA
                                                                                          Securities, CIBC, SOCIETE
                                                                                             GENERALE, BMO Capital
                                                                                            Markets, Mitsubishi UFJ
                                                                                            Securities, RBC Capital
                                                                                             Markets, U.S. Bancorp
                                                                                               Investments, Inc.

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     Exelon       09/16/09       -- $ 98.863 $     900,000,000    70,000     0.01%  0.13%  Barclays Capital, Credit      Barclays
  Gerneration                                                                                Suisse, J.P. Morgan,        Capital
   Co. 6.250%                                                                             Goldman, Sachs & Co., Loop
      due                                                                                    Capital Markets, LLC,
   10/01/2039                                                                                 Morgan Stanley, UBS
                                                                                             Investment Bank, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

     Potash       09/23/09       -- $ 99.109 $     500,000,000    40,000     0.00%  0.08% BofA Merrill Lynch, HSBC,  Banc of America
  Corporation                                                                                RBC Capital Markets,
       of                                                                                     Scotia Capital, BMO
  Saskatchewan                                                                              Capital Markets, CIBC,
   4.875% due                                                                             Rabo Securities USA, Inc.,
   3/30/2020                                                                                  TD Securities, UBCS
                                                                                               Investment Bank,
                                                                                          Mitsubishi UFJ Securities,
                                                                                          SOCIETE GENERALE, Comerica
                                                                                          Securities, Goldman, Sachs
                                                                                             & Co., Morgan Stanley

   Enterprise     09/24/09       -- $ 99.355 $     500,000,000    55,000     0.01%  0.10% J.P. Morgan, BofA, Merrill    JP Morgan
    Products                                                                              Lynch, BNP PARIBAS, Morgan
   Operating                                                                              Stanley, Mizuho Securities
   5.250% due                                                                                USA Inc., Wells Fargo
   1/31/2020                                                                                  Securities, DnB NOR
                                                                                            Markets, UBS Investment
                                                                                           Bank, SunTrust, Robinson
                                                                                            Humphrey, Deutsche Bank
                                                                                              Securities, Scotia
                                                                                          Capital, Daiwa Securities
                                                                                               America Inc., ING
                                                                                                Wholesale, RBS

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  The Kroger      09/24/09       -- $ 99.889 $     500,000,000    20,000     0.00%  0.04%  BofA Merrill Lynch, J.P.  Banc of America
 Note 3.900%                                                                               Morgan, Citi, Mitsubishi
due 10/1/2015                                                                                UFJ Securities, U.S.
                                                                                          Bancorp Investments, Inc.,
                                                                                            Wells Fargo Securities,
                                                                                          Fortis Securities LLC, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

      L-3         09/29/09       -- $ 99.642 $   1,000,000,000    35,000     0.00%  0.07%     BofA Merrill Lynch,    Banc of America
 Communications                                                                           Deutsche Bank Securities,
  Corp. 5.200%                                                                                SunTrust, Robinson
due 10/15/2019                                                                               Humphrey, Wells Fargo
                                                                                             Securities, Barclays
                                                                                            Capital, CALYON, Scotia
                                                                                           Capital, ANZ Securities,
                                                                                          Mitsubishi UFJ Securities,
                                                                                          RBS, SOCIETE GENERALE, BNY
                                                                                            Mellon Capital Markets,
                                                                                                      LLC

  Enel Finance    09/30/09       -- $ 99.560 $   1,750,000,000   150,000     0.08%  0.28% Citi, BofA Merrill Lynch,     JP Morgan
 International                                                                              Barclays Capital, J.P.
 SA 5.125% due                                                                              Morgan, Credit Suisse,
   10/07/2019                                                                              Morgan Stanley, Deutsche
                                                                                                Bank Securities

     Boston       10/06/09       -- $ 99.931 $     700,000,000   100,000     0.01%  0.19%  BofA, Merrill Lynch, BNY  Banc of America
   Properties                                                                               Mellon Capital Markets,
   LP 5.875%                                                                               LLC, Citi, Deutsche Bank
      due                                                                                   Securities, Wells Fargo
   10/15/2019                                                                               Securities, Capital One
                                                                                            Southcoast, Commerzbank
                                                                                             Corporates & Markets,
                                                                                          Mitsubishi UFJ Securities,
                                                                                           PNC Capital Markets LLC,
                                                                                             RBS, Scotia Capital,
                                                                                               SunTrust Robinson
                                                                                           Humphrey, TD Securities,
                                                                                          U.S. Bancorp Investments,
                                                                                                     Inc.

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     Verisk       10/06/09       -- $ 22.000 $      85,250,000     2,069     0.00%  0.04% BofA Merrill Lynch, Morgan  Merrill Lynch
   Analytics                                                                                 Stanley, J.P. Morgan,
      Inc.                                                                                  Wells Fargo Securities,
                                                                                           William Blair & Company,
                                                                                            Fox-Pitt Kelton Cochran
                                                                                             Caronia Waller, Keefe
                                                                                               Bruyette & Woods

  Commonwealth    10/08/09       -- $ 99.448 $   1,500,000,000    70,000     0.00%  0.13% Goldman, Sachs & Co., J.P.  Goldman Sachs
    Bank of                                                                                 Morgan Securities Inc.,
   Australia                                                                                 Morgan Stanley & Co.
   5.000% due                                                                             Incorporated, Commonwealth
   10/15/2019                                                                                  Bank of Australia

    Amphenol      10/29/09       -- $ 99.813 $     600,000,000    30,000     0.00%  0.06%     BofA Merrill Lynch,    Banc of America
  Corp. 4.750%                                                                            Deutsche Bank Securities,
      due                                                                                  J.P. Morgan, Wells Fargo
   11/15/2014                                                                             Securities, Mitsubishi UFJ
                                                                                              Securities, Mizuho
                                                                                            Securities USA Inc., TD
                                                                                                  Securities

    CA Inc.        11/9/09       -- $ 99.162 $     750,000,000    80,000     0.01%  0.19% BofA Merrill Lynch, Citi,     JP Morgan
   5.375% due                                                                             J.P. Morgan, Deutsche Bank
   12/1/2019                                                                                 Securities, Barclays
                                                                                                  Capital BNP
                                                                                           PARIBAS,Goldman, Sachs &
                                                                                             Co., KeyBanc Capital
                                                                                          Markets, Mizuho Securities
                                                                                          USA Inc., Scotia Capital,
                                                                                          U.S. Bancorp Investments,
                                                                                               Inc., Wells Fargo
                                                                                             Securities, HSBC, RBS

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     Quest        11/12/09       -- $ 98.491 $     500,000,000    35,000     0.00%  0.06% BofA Merrill Lynch, Morgan Banc of America
  Diagnostics                                                                             Stanley, RBS, Wells Fargo
  Inc. 4.750%                                                                              Securities, J.P. Morgan,
 due 1/30/2020                                                                            U.S. Bancorp Investments,
                                                                                            Inc., CALYON, Barclays
                                                                                            Capital Mitsubishi UFJ
                                                                                                  Securities

     Waste        11/12/09       -- $ 99.466 $     600,000,000    30,000     0.00%  0.06% BNP PARIBAS, J.P. Morgan,     JP Morgan
   Management                                                                                Scotia Capital, Wells
  Inc. 6.125%                                                                             Fargo Securities, CALYON,
 due 11/30/2039                                                                           Citi, Comerica Securities,
                                                                                           Daiwa Securities America
                                                                                            Inc., Goldman, Sachs &
                                                                                              Co., Mitsubishi UFJ
                                                                                              Securities, Mizuho
                                                                                             Securities USA Inc.,
                                                                                           Morgan Keegan & Company,
                                                                                            Inc., SunTrust Robinson
                                                                                            Humphrey, U.S. Bancorp
                                                                                               Investments, Inc.

   Amerisour      11/16/09       -- $ 99.174 $     400,000,000    15,000     0.00%  0.03%  BofA Merrill Lynch, J.P.  Banc of America
    ceberge                                                                               Morgan, Barclays Capital,
  Corp. 4.875%                                                                            Deutsche Bank Securities,
 due 11/15/2019                                                                              Goldman, Sachs & Co.,
                                                                                          Mitsubishi UFJ Securities,
                                                                                          Mizuho Securities USA Inc.

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    Bank of        12/3/09       -- $ 15.000 $   1,286,000,000    30,000     0.00%  0.35%   BofA MerrillLynch, UBS    Merrill Lynch
  America Corp                                                                                  Investment Bank
   PFD 10,000

   Hess Corp.     12/09/09       -- $ 99.234 $     750,000,000    75,000     0.01%  0.14% Goldman, Sachs & Co., J.P.    JP Morgan
   6.000% due                                                                               Morgan, Morgan Stanley
   1/15/2040

  Wells Fargo     12/15/09       -- $ 25.000 $     426,000,000    16,200     0.00%  0.32%   Wells Fargo Securities,   Goldman Sachs
    Company                                                                                  Goldman Sachs & Co.,
                                                                                              Credit Suisse, J.P.
                                                                                            Morgan, Morgan Stanley

     Motiva         1/6/10       -- $ 99.804 $   1,000,000,000    50,000     0.00%  0.09%     Credit Suisse, J.P.     Credit Suisse
  Enterprises                                                                             Morgan, Citi, Calyon, RBS,    Securities
   LLC 5.750%                                                                             Mitsubishi UFJ Securities,    (USA) LLC
 due 1/15/2020                                                                            SunTrust Robinson Humphrey

    Rabobank        1/8/10       -- $ 99.968 $   1,750,000,000   205,000     0.01%  0.41%  Rabonbank International,   Credit Suisse
  Nederland NV                                                                               BNP Paribas, Barclays      Securities
   4.750% due                                                                                Capital, Citi, Credit      (USA) LLC
   1/15/2020                                                                               Suisse, Daiwa Securities
                                                                                          SMBC Europe, Goldman Sachs
                                                                                              International, J.P.
                                                                                             Morgan, Merrill Lynch
                                                                                             International, Mizuho
                                                                                          International plc, Morgan
                                                                                                Stanley, Nomura
                                                                                              International, UBS
                                                                                                Investment Bank

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     Simon         1/19/10       -- $ 99.621 $   1,250,000,000    25,000     0.00%  0.05% Citi, Morgan Stanley, RBS,     Barclays
    Property                                                                              Barclays Capital, CALYON,   Capital, Inc.
    Group LP                                                                              RBC Capital Markets, Fifth
   5.650% due                                                                               Third Securities, Inc.,
    2/1/2020                                                                                Scotia Capital, Morgan
                                                                                            Keegan & Company, Inc.,
                                                                                          SunTrust Robinson Humphrey

 Adobe Systems     1/25/10       -- $ 99.387 $     900,000,000    60,000     0.00%  0.12% BofA Merrill Lynch, Morgan Banc of America
  Inc. 4.750%                                                                                Stanley, J.P. Morgan,
 due 2/1/2020                                                                               Wells Fargo Securities,
                                                                                          Citi, BNP PARIBAS, Credit
                                                                                           Suisse, Daiwa Securities
                                                                                           America Inc., Mitsubishi
                                                                                              UFJ Securities, RBS

 Nissan Master     1/27/10       -- $100.000 $     900,000,000   125,000     0.01%  0.25%  RBS, BofA Merrill Lynch,   RBS Securities
  Owner Trust                                                                                Barclays Capital, BNP
 0.23063% due                                                                                   PARIBAS, Calyon
   1/15/2015                                                                                   Securities, HSBC,
                                                                                          Mitsubishi UFJ Securities,
                                                                                               SOCIETE GENERALE
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